Exhibit 10.66

FIRST AMENDMENT

TO

EQUIPMENT LOAN AND SECURITY AGREEMENT AND WAIVER

THIS FIRST AMENDMENT TO EQUIPMENT LOAN AND SECURITY AGREEMENT AND WAIVER (this “Amendment”), is made and entered into as of June 24, 2008 (the “Execution Date”), and is made effective as of May 31, 2008, between ANESIVA, INC., a Delaware corporation (“Borrower”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Lender”), as Lender.

W I T N E S S E T H:

WHEREAS, the Borrower and Lender are parties to that certain Equipment Loan and Security Agreement, dated as of August 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Loan Agreement), pursuant to which Lender committed to make certain loans to Borrower upon the terms and conditions set forth therein; and

WHEREAS, as of the date hereof, a Default and Event of Default exist due to the failure on the part of the Borrower to comply with Section 2.7(b) of the Loan Agreement as a result of Borrower’s failure to pay the Unused Facility Fee due on May 31, 2008 (the “Specified Default”); and

WHEREAS, Borrower has requested that Lender waive its rights with respect to the Specified Default and Lender is willing to grant such waiver solely in accordance with and subject to the terms and conditions of this Amendment; and

WHEREAS, Borrower and Lender desire to modify the Loan Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

1. Acknowledgments And Agreements

(a) Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that as of the close of business on June 17, 2008, Borrower is indebted to Lender in respect of the Credit Extensions in the aggregate principal amount of $10,920,263.67. All such Credit Extensions and any other Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Borrower to Lender, is unconditionally owing by Borrower to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b) Acknowledgment of Default. Borrower hereby acknowledges and agrees that the Specified Default has occurred and, prior to the effectiveness of this Amendment, is continuing and constitutes an Event of Default which entitles the Lender to exercise its rights and remedies under the Debt Documents, applicable law or otherwise. Borrower hereby acknowledges and agrees that the Lender has the presently exercisable right to cease funding and declare the Obligations to be immediately due and payable under the terms of the Debt Documents.

(c) Acknowledgment of Lender. Lender hereby acknowledges and agrees that, as of the Execution Date, Lender has not declared any or all of the Obligations to be immediately due and payable under the terms of the Debt Documents as a result of the Specified Default.

2. Waiver Of Specified Default

(a) Waiver. In reliance upon the representations, warranties and covenants of the Borrower contained in this Amendment, and subject to the terms and conditions of this Amendment and any documents or instruments executed or delivered in connection herewith, the Lender hereby waives the Specified Default; provided that the Borrower shall remain obligated to make such deliveries and otherwise comply with the new delivery deadline provided in Sections 3 and 4 of this Amendment with respect to payment of the Unused Facility Fee.

(b) No Other Waivers; Reservation of Rights.

(i) The Lender has not waived, nor is this Amendment waiving, (i) any Default or Event of Default which may be continuing on the date hereof (other than the Specified Default to the extent expressly set forth herein) or (ii) any Default or Event of Default which may hereafter arise (whether the same as or similar to the Specified Default or otherwise).

(ii) The Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the other Debt Documents as a result of any Default or Event of Default (other than the Specified Default to the extent expressly set forth herein) which may be continuing on the date hereof or any Default or Event of Default (other than the Specified Default to the extent expressly set forth herein) which may occur after the date hereof, and nothing in this Amendment, and no delay on the part of the Lender in exercising any such right or remedy, shall be construed as a waiver of any such right or remedy.

3. Amendments to the Loan Agreement. Subject to the terms and conditions of this Amendment, the Loan Agreement is hereby amended as follows:

(a) Section 2.2 of the Loan Agreement is amended by deleting the reference to “May 31, 2008” in clause (b) thereof and replacing it with “September 30, 2008.”

(b) Section 2.7 of the Loan Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following:

“(b) ‘Unused Facility Fee’. Borrower shall pay to Lender (i) the May 31 Unused Facility Fee (as such term is defined in that certain First Amendment to Equipment Loan and Security Agreement and Waiver, dated as of June 24, 2008, between Borrower and Lender (the “First Amendment”)) on the Execution Date of and as defined in the First Amendment (the “First Amendment Execution Date”) and (ii) promptly, but in any event no later than September 30, 2008, an amount equal to 0.4% of the difference, if any, between the Total Credit Extension Amount and the aggregate original principal amount of the Notes.”

(c) Article 2 of the Loan Agreement is hereby amended by deleting Section 2.9 thereof in its entirety and replacing it with the following:

“Section 2.9 Interest Rate. The interest rate of each Credit Extension evidenced by a Note shall be fixed at a rate equal to (a) for all Credit Extensions made prior to the First Amendment Execution Date, the sum of (i) the greater of (A) the Treasury Rate (as defined below) or (B) 4.58% plus (ii) 5.33% per annum or (b) for all Credit Extensions on or after the First Amendment Execution Date, the sum of (i) the greater of (A) the Treasury Rate (as defined below) or (B) 2.70% plus (ii) 7.85% per annum, in each case, which rate shall be set forth in the Note as the “Contract Rate” under that Note. Interest shall be paid in accordance with the terms and conditions of the Note. As used herein, the term “Treasury Rate” means a per annum rate of interest equal to the rate published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15 entitled “Select Interest Rates” under the heading “U.S. Government Securities/Treasury Constant Maturities” for the three year treasuries constant maturities rate in effect as of three (3) Business Days prior to the funding of each Credit Extension, including the initial Credit Extension, as determined by Lender. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the U.S. Treasury note yield to maturity.”

4. Additional Agreements and Covenants.

(a) Borrower acknowledges and agrees that prior to giving effect to this Amendment, the Unused Facility Fee as of May 31, 2008 was $14,404.00 (the “May 31 Unused Facility Fee”). Notwithstanding anything in this Amendment to the contrary, the May 31 Unused Facility Fee shall be payable, and Borrower agrees to pay the May 31 Unused Facility Fee, to Lender as of the Execution Date.

(b) Borrower covenants and agrees to cause those items required to be delivered or actions required to be taken pursuant to the amendments to the Loan Agreement set forth in Section 3 above to be delivered or taken on or prior to the deadlines set forth in Section 3 for such items or actions.

5. Amendment Fee. As consideration for the amendments and waivers contained in this Amendment, Borrower hereby agrees to pay to Lender an amendment fee in the amount of $21,607.00 in immediately available funds (the “Amendment Fee”).

6. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment, including the waiver provided in Section 2 above and the amendments set forth in Section 3 above, are subject to the receipt by Lender of the following items:

(a) one or more counterparts of this Amendment duly executed and delivered by Borrower;

(b) the May 31 Unused Facility Fee;

(c) the Amendment Fee; and

(d) any and all other documents, instruments or opinions requested by Lender.

7. Representations And Warranties.

In order to induce the Lender to enter into this Amendment, Borrower hereby further represents and warrants with and to the Lender as follows:

(a) Representations and Warranties. After giving effect to the waiver set forth in Section 2 of this Amendment (provided that such waiver has not by its terms become void), each of the representations and warranties contained in the Debt Documents is true and correct on and as of the Execution Date, except for any representation and warranty that relates by its terms only to a specified date (in which case, it shall be true on and as of such date) and no Default or Event of Default exists.

(b) Ratification and Acknowledgment. Each and every term, covenant and condition set forth in the Loan Agreement and all other Debt Documents, is effective as of the Execution Date.

(c) Estoppel. As of the Execution Date, there exists no right of offset, defense or counterclaim in favor of Borrower as against Lender with respect to the obligations of Borrower to Lender under the Loan Agreement or the other Debt Documents, either with or without giving effect to this Amendment.

(d) Binding Effect of Documents. The Loan Agreement, this Amendment, and the other Debt Documents have been duly executed and delivered to the Lender by such Credit Party and are in full force and effect, as modified hereby.

(e) No Conflict, Etc. The execution and delivery and performance of this Amendment by such Credit Party will not violate any law, rule, regulation or order or contractual obligation or organizational document of such Credit Party and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

8. Additional Events of Default. Borrower hereby covenants and agrees with the Lender that any failure of Borrower to fully and timely comply with the covenants, conditions and agreements contained in Section 4 of this Amendment or breach by any Credit Party of any of the representations and warranties made in this Amendment shall constitute an immediate Event of Default under the Loan Agreement, without further action or notice by the Lender.

9. Provisions Of General Application.

(a) Effect of this Amendment. Except as expressly set forth herein, no other changes or modifications to the Debt Documents are intended or implied and in all other respects the Debt Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the Execution Date. To the extent of conflict between the terms of this Amendment and the other Debt Documents, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

(b) Strict Compliance. The Lender hereby notifies the Borrower that, effective from and after the Execution Date, the Lender intends to enforce all of the provisions of the Debt Documents and that the Lender expects that the Borrower will strictly comply with the terms of the Debt Documents from and after this date.

(c) Costs and Expenses. In addition to, and not in limitation of, any other provision contained in the Debt Documents with respect thereto, Borrower absolutely and unconditionally agrees to pay to the Lender, on demand by the Lender, at any time and as often as the occasion therefore may require, whether or not all or any of the transactions contemplated by this Amendment are consummated, all fees and disbursements of any counsel to the Lender and allocated costs of internal counsel in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements delivered in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by the Lender or any of its respective directors, officers, employees or assigns as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

(d) Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(e) Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them.

(f) Release.

(i) In consideration of the agreements of the Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Execution Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement or any of the other Debt Documents or transactions thereunder or related thereto.

(ii) Borrower understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(iii) Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(g) Covenant Not to Sue. Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 9 (f) above. If Borrower or any of their respective successors, assigns or other legal representations violates the foregoing covenant, Borrower, for itself and its successors, assigns and legal representatives, jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(h) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

(i) Reviewed by Attorneys. Borrower represents and warrants to the Lender that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment and document executed in connection herewith with, such attorneys and other persons as Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

(j) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT.

(k) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

(l) Entire Agreement. The Loan Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have caused this First Amendment to Equipment Loan and Security Agreement and Waiver to be duly executed by their respective officers thereunto duly authorized.

Borrower: ANESIVA, INC.

By:	/s/ Jean-Frédéric Viret
Name: Jean-Frédéric Viret Title: Vice President and Chief Financial Officer

Lender: GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:	/s/ Jason Dufour
Name: Jason Dufour Its Duly Authorized Signatory

Signature page to First Amendment to

Equipment Loan and Security Agreement and Waiver